UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

Baker Hughes Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17021 Aldine Westfield Road

Houston, Texas 77073

(Address of Principal Executive Offices)

(713) 439-8600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on October 30, 2016, Baker Hughes Incorporated (the “Company”), General Electric Company (“GE”) and certain subsidiaries of the Company entered into a Transaction Agreement and Plan of Merger (the “Transaction Agreement”).  The Company, GE and certain subsidiaries of the Company amended certain provisions of the Transaction Agreement as of March 27, 2017 (the “Amendment”), among other things, to provide for the transaction structure described below, to make certain corresponding changes to the Transaction Agreement and various ancillary agreements attached thereto, and to increase the size of the board of directors of Bear Newco, Inc. (“New Baker Hughes”) from nine to eleven directors and increase the number of the Company’s designees to the board of directors of New Baker Hughes from four to five and the number of GE’s designees from five to six.  The Amendment, including the transaction structure, is also described in the preliminary combined proxy statement/prospectus of New Baker Hughes, which was filed on March 29, 2017 with the U.S. Securities and Exchange Commission on Form S-4.

The Amendment provides that the transactions contemplated by the Transaction Agreement (the “Transactions”) include (i) the merger of the Company with an indirect, wholly owned subsidiary of the Company, with the Company surviving the merger as a direct wholly owned subsidiary of BHI Newco, Inc. (“Newco 2”) (the “First Merger”), (ii) the conversion of the surviving corporation of the First Merger into a Delaware limited liability company (“Newco LLC”) (the “Conversion”), (iii) the merger of Newco 2 with New Baker Hughes, with New Baker Hughes surviving the merger (the “Second Merger” and collectively with the First Merger, the “Mergers”) and (iv) the transfer by GE to Newco LLC, following the Mergers and the Conversion, and as originally provided under the Transaction Agreement, of (1) all of the equity interests of the holding companies that will hold directly or indirectly all of the assets and liabilities of GE’s oil and gas business (“GE O&G”), including any GE O&G operating subsidiaries, and (2) $7.4 billion in cash in exchange for approximately 62.5% of the membership interests in Newco LLC.

As originally provided under the Transaction Agreement, immediately following completion of the Transactions, the combined business of the Company and GE O&G will be held by Newco LLC.  GE will own approximately 62.5% of Newco LLC and New Baker Hughes will own approximately 37.5% of Newco LLC through certain wholly owned subsidiaries of New Baker Hughes, one of which will be the managing member of Newco LLC.  GE will hold 100% of New Baker Hughes Class B common stock, which will represent approximately 62.5% of the voting power of the outstanding shares of common stock of New Baker Hughes (calculated on a fully diluted basis) and the Company’s stockholders immediately prior to the closing will hold 100% of the Class A common stock, which will represent approximately 37.5% of the voting power of the outstanding shares of common stock of New Baker Hughes.  The rights of New Baker Hughes Class A and Class B common stock will be identical as to voting rights, but unlike the holders of the Class A common stock, GE, as the holder of the Class B common stock, will have no economic rights in New Baker Hughes, including no right to dividends and no right to any assets in the event of the liquidation of New Baker Hughes.

The foregoing descriptions of the Transaction Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Transaction Agreement, which was filed as an exhibit to Baker Hughes’ Current Report on Form 8-K filed on November 1, 2016, and the Amendment, which is attached hereto as Exhibit 2.1, each of which is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed transaction between GE and Baker Hughes, on March 29, 2017, the new NYSE listed corporation (Bear Newco, Inc. or “Newco”) filed with the SEC a registration statement on Form S-4 containing a preliminary combined proxy statement/prospectus of Newco and Baker Hughes (the “Preliminary Combined Proxy Statement/Prospectus”). The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, Newco will file with the SEC a definitive combined proxy statement/prospectus (the “Combined Proxy Statement/Prospectus”) and Baker Hughes will mail the Combined Proxy Statement/Prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Baker Hughes and/or Newco may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PRELIMINARY COMBINED PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THE PRELIMINARY COMBINED PROXY STATEMENT/PROSPECTUS, THE COMBINED PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND OTHER DOCUMENTS FILED BY BAKER HUGHES OR NEWCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Preliminary Combined Proxy Statement/Prospectus and other documents filed with the SEC by Baker Hughes and/or Newco through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by Newco and/or Baker Hughes with the SEC on Baker Hughes’ website at http://www.bakerhughes.com or by contacting Baker Hughes Investor Relations at alondra.oteyza@bakerhughes.com or by calling +1-713-439-8822.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in the Solicitation

GE, Baker Hughes, Newco, their respective directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Combined Proxy Statement/Prospectus and other relevant materials when it is filed with the SEC. Information regarding the directors and executive officers of GE is contained in GE’s proxy statement for its 2017 annual meeting of stockholders, filed with the SEC on March 8, 2017, its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 24, 2017, and certain of its Current Reports filed on Form 8-K. Information regarding the directors and executive officers of Baker Hughes is contained in Baker Hughes’ proxy statement for its 2017 annual meeting of stockholders, filed with the SEC on March 9, 2017, its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 8, 2017, and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between GE and Baker Hughes.  All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, customers’ business plans and financial strength; the competitive ability and position of the combined company following completion of the proposed transaction, including the projected impact on GE’s earnings per share; oil and natural gas market conditions; costs and availability of resources; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements.  Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions.  Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.  The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved.  Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the stockholders of Baker Hughes may not be obtained; (2) the risk that the proposed transaction may not be completed in the time frame expected by GE or Baker Hughes, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of GE, Baker Hughes and Newco; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that stockholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions, including oil price changes; (13) actions by third parties, including government agencies; and (14) other risk factors as detailed from time to time in GE’s and Baker Hughes’ reports filed with the SEC, including GE’s and Baker Hughes’ annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither GE nor Baker Hughes undertakes any obligation to update any forward-looking statements, whether as a result of new information or developments, future events or otherwise, except as required by law.  Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Amendment dated as of March 27, 2017, to the Transaction Agreement and Plan of Merger, dated as of October 30, 2016, entered into among General Electric Company, Baker Hughes Incorporated, Bear Newco, Inc., Bear MergerSub, Inc., BHI Newco, Inc. and Bear MergerSub 2, Inc.*

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Baker Hughes agrees to furnish supplementally a copy of such schedules or any section thereof to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2017

BAKER HUGHES INCORPORATED

By:	/s/ Lee Whitley
	Name:	Lee Whitley
	Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Amendment dated as of March 27, 2017, to the Transaction Agreement and Plan of Merger, dated as of October 30, 2016, entered into among General Electric Company, Baker Hughes Incorporated, Bear Newco, Inc., Bear MergerSub, Inc., BHI Newco, Inc. and Bear MergerSub 2, Inc.*

* Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Baker Hughes agrees to furnish supplementally a copy of such schedules or any section thereof to the SEC upon request.

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